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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                     November 25, 1996
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

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COLLECTIONS:                                                                                 For Month of:
                                                                                             October 1996
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Principal Collections: Total Pool                                                                       $409,873,403.29

Interest Collections
           Regular Pool                                                                                   $3,398,856.25
           Concentration Pool                                                                               $353,515.50
                 ==============================                                                      ===============
                 Interest Collections: Total Pool                                                         $3,752,371.75

Investment Proceeds
           Regular Pool                                                                                     $307,781.67
           Concentration Pool                                                                                $58,840.80
                 ==============================                                                      ===============
                  Total Investment Proceeds:  Total Pool                                                    $366,622.47

Series 1996-1: Yield Supplement Deposit Amount                                                                    $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                   Calculated as of
                 month using recalculated prior month ending balances.)                                September 30, 1996
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Series Allocation Percentages
           Regular Pool
                 Series 1994-1                                                                                    65.55%
                 Series 1996-1                                                                                     0.00%
                 Series 1996-2                                                                                    34.45%
           Concentration Pool
                 Series 1995-1                                                                                   100.00%

Floating Allocation Percentages
           Regular Pool
                 Series 1994-1                                                                                    60.71%
                 Series 1996-1                                                                                     0.00%
                 Series 1996-2                                                                                    32.41%
           Concentration Pool
                 Series 1995-1                                                                                    88.55%

Principal Allocation Percentages
           Regular Pool
                 Series 1994-1                                                                                    na
                 Series 1996-1                                                                                    na
                 Series 1996-2                                                                                    na
           Concentration Pool
                 Series 1995-1                                                                                    na

Excess Transferor Percentage
           Regular Pool                                                                                            2.00%
           Concentration Pool                                                                                      2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                     As of last day of:
                                                                                                      October , 1996
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Series 1994-1 Initial Principal Amount: Class A                                                         $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                          $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                      $63,889,419.79
Series 1994-1 Principal Distributed to Investors                                                                  $0.00
Series 1994-1 Principal Funding Account Balance                                                                   $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                                   $0.00
Series 1994-1 Invested Amount                                                                           $269,110,580.21
Series 1994-1 outstanding Principal Balance                                                             $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                   $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                      $20,642,826.37
Series 1995-1 Principal Distributed to Investors                                                                  $0.00
Series 1995-1 Principal Funding Account Balance                                                                   $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                                   $0.00
Series 1995-1 Invested Amount                                                                            $29,357,173.63
Series 1995-1 outstanding Principal Balance                                                              $50,000,000.00

Series 1996-1 Initial Funded Amount                                                                      $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                       $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                   $50,000,000.00
Series 1996-1 Funded Amount                                                                                       $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                               $0.00
Series 1996-1 Principal Distributed to Investors                                                                  $0.00
Series 1996-1 Principal Funding Account Balance                                                                   $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                                   $0.00
Series 1996-1 Invested Amount                                                                                     $0.00
Series 1996-1 outstanding Principal Balance                                                                       $0.00

Series 1996-2 Initial Principal Amount: Class A                                                         $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                           $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                      $31,330,687.89
Series 1996-2 Principal Distributed to Investors                                                                  $0.00
Series 1996-2 Principal Funding Account Balance                                                                   $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                                   $0.00
Series 1996-2 Invested Amount                                                                           $143,669,312.11
Series 1996-2 outstanding Principal Balance                                                             $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                              As of:
                                                                                                         October 31, 1996
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Series 1994-1: Class A                                                                                             1.00000000
Series 1994-1: Class B                                                                                             1.00000000
Series 1996-2: Class A                                                                                             1.00000000
Series 1996-2: Class B                                                                                             1.00000000
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POOL BALANCE:                                                                                          For Month of:
                                                                                                      October , 1996
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Pool Balance, beginning of month
           Regular Pool                                                                                 $458,979,297.77
           Concentration Pool                                                                            $44,292,716.92
                 ==============================                                                      ===============
                 Total Pool                                                                             $503,272,014.69

Pool Balance, end of month
           Regular Pool                                                                                 $443,294,524.69
           Concentration Pool                                                                            $33,009,696.55
                 ==============================                                                      ===============
                 Total Pool                                                                             $476,304,221.24

Pool Balance, average
           Regular Pool                                                                                 $465,713,847.13
           Concentration Pool                                                                            $47,928,276.65
                 ==============================                                                      ===============
                 Total Pool                                                                             $513,642,123.78
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REGULAR POOL DISTRIBUTIONS                                                                                    As of:
                                                                                                        November 25, 1996
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Principal Distributions to Investors
                 Series 1994-1: Class A                                                                           $0.00
                 Series 1994-1: Class B                                                                           $0.00
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2: Class A                                                                           $0.00
                 Series 1996-2: Class B                                                                           $0.00

Monthly Interest to Investors
                 Series 1994-1: Class A                                                                   $1,521,820.14
                 Series 1994-1: Class B                                                                      $79,153.33
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2: Class A                                                                     $795,462.15
                 Series 1996-2: Class B                                                                      $36,457.29

Regular Pool Transferors Interest                                                                            $67,977.12

Interest Shortfall
                 Series 1994-1: Class A                                                                           $0.00
                 Series 1994-1: Class B                                                                           $0.00
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2: Class A                                                                           $0.00
                 Series 1996-2: Class B                                                                           $0.00

Servicing Fee
                 Series 1994-1                                                                              $232,193.61
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                              $123,960.55

Reserve Fund Deposit Amount
                 Series 1994-1                                                                                    $0.00
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                                    $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                            As of:
                                                                                                        November 25, 1996
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Investor Default Amount
                 Series 1994-1                                                                                    $0.00
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                                    $0.00

Carry Over Amount
                 Series 1994-1                                                                                    $0.00
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                                    $0.00

Amount Distributed not including Excess Distribution to Transferor                                        $2,857,024.20

Unreimbursed Charge-off Amounts                                                                                   $0.00

Non-use Fee (Series 1996-1)                                                                                   $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                            $0.00

Previously waived servicing fee
                 Series 1994-1                                                                                    $0.00
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                                    $0.00

Excess Distributed to Transferor                                                                            $845,308.16

Total Distributed                                                                                         $3,706,637.92

Monthly Interest - $ per thousand
                 Series 1994-1 Class A                                                                            $4.80069444
                 Series 1994-1 Class B                                                                            $4.94708333
                 Series 1996-1                                                                                    $0.00000000
                 Series 1996-2 Class A                                                                            $4.74902778
                 Series 1996-2 Class B                                                                            $4.86097222
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RESERVE FUNDS                                                                                                 As of:
                                                                                                        November 25, 1996
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Series 1994-1
                 Balance                                                                                  $1,665,000.00
                 Deficiency Amount                                                                                $0.00

Series 1995-1
                 Balance                                                                                    $375,000.00
                 Deficiency Amount                                                                                $0.00

Series 1996-1
                 Balance                                                                                    $250,000.00
                 Deficiency Amount                                                                                $0.00

Series 1996-2
                 Balance                                                                                    $875,000.00
                 Deficiency Amount                                                                                $0.00
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CHARGE OFFS                                                                                                   As of:
                                                                                                         October 31, 1996
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Defaulted Receivables                                                                                             $0.00
Investor Default Amount                                                                                           $0.00
Deficiency Amount                                                                                                 $0.00
Draw Amount                                                                                                       $0.00
Investor Charge-Off's                                                                                             $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                                      As of:
                                                                                                         October 31, 1996
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Required Subordinated Amount
                 Series 1994-1                                                                           $15,662,520.54
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                            $5,986,221.34

Available Subordinated Amount
                 Series 1994-1                                                                           $15,662,520.54
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                            $5,986,221.34
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EXCESS RECEIVABLES                                                                                            As of:
                 To be used in the following month's computations.                                       October 31, 1996
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Pool Total Components of Excess Receivables:
                 Used Vehicles                                                                           $92,287,407.43
                 Finance Hold Receivables                                                                   $903,602.00
                 Auction Advantage Program                                                                   $14,475.00
                 Delayed Payment Program                                                                    $197,986.00
                 Payment Agreements                                                                         $204,051.67

Pool Limits on Components of Excess Receivables:
                 Used Vehicles                                                                          $166,706,477.43
                 Finance Hold Receivables                                                                         $0.00
                 Auction Advantage Program                                                               $23,815,211.06
                 Delayed Payment Program                                                                  $9,526,084.42
                 Payment Agreements                                                                         $500,000.00

Total unallocated Excess Receivables                                                                        $903,602.00

Allocated Excess Receivables
                 Series 1994-1                                                                              $540,654.74
                 Series 1995-1                                                                               $82,300.36
                 Series 1996-1                                                                                    $0.00
                 Series 1996-2                                                                              $280,646.91
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DELINQUENCIES                                                                                                 As of:
                                                                                                         October 31, 1996
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30 Day Delinquencies in excess of $1,000                                            $                              0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                               As of:
                                                                                                         October 31, 1996
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Series 1994-1
                 outstanding Principal Balance                                                          $333,000,000.00
                 Regular Pool Balance                                                                   $443,294,524.69
                 Subordination Percentage                                                                          5.50%
                 Non Transferor's Percentage                                                                      98.00%
                 Series Allocation Percentage                                                                     65.55118110%
                 Excess Funding Amount                                                                   $63,889,419.79

Series 1995-1
                 outstanding Principal Balance                                                           $50,000,000.00
                 Concentration Pool Balance                                                              $33,009,696.55
                 Subordination Percentage                                                                          9.25%
                 Non Transferor's Percentage                                                                      98.00%
                 Series Allocation Percentage                                                                    100.000000%
                 Excess Funding Amount                                                                   $20,642,826.37

Series 1996-1
                 outstanding Principal Balance                                                                    $0.00
                 Regular Pool Balance                                                                   $443,294,524.69
                 Subordination Percentage                                                                         10.00%
                 Non Transferor's Percentage                                                                      98.00%
                 Series Allocation Percentage                                                                      0.00000000%
                 Excess Funding Amount                                                                            $0.00

Series 1996-2
                 outstanding Principal Balance                                                          $175,000,000.00
                 Regular Pool Balance                                                                   $443,294,524.69
                 Subordination Percentage                                                                          4.00%
                 Non Transferor's Percentage                                                                      98.00%
                 Series Allocation Percentage                                                                     34.44881890%
                 Excess Funding Amount                                                                   $31,330,687.89
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ASSET COMPOSITION EVENTS:                                                                              For Month of:
                                                                                                         October 25, 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                                       10.59%
                 Test Value                                                                                       50.00%
                 Event                                                                                          none

Total Pool: 12 month test                                                                                          0.00%
                 Test Value                                                                                       25.00%
                 Event                                                                                          none

Series 1995-1: 2 month test                                                                                       19.57%
                 Test Value                                                                                       50.00%
                 Event                                                                                          none

Series 1995-1: 12 month test                                                                                       0.00%
                 Test Value                                                                                       25.00%
                 Event                                                                                          none
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SERIES 1995-1 SUBORDINATION:                                                                           For Month of:
                                                                                                      October , 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
                 Excess Receivables                                                                           82,300.36
                 Class IV Receivables                                                                              0.00
                 Unreviewed Receivables                                                                            0.00
                 Rejected Receivables                                                                              0.00

ISA Percentage
                  Excess Receivables                                                                             100%
                  Class IV Receivables                                                                            25%
                  Unreviewed Receivables                                                                          25%
                  Rejected Receivables                                                                           100%

Incremental Subordinated Amount: Total                                                                        82,300.36

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                             2,992,328.99
                 + Incremental Subordinated Amount                                                            82,300.36
                                                                                                           3,074,629.35

(3) Available Subordinated Amount
                 Lesser of RSA or:
                 Available Subordinated Amount (previous DD)                                               4,185,091.78
                  - Required Draw Amount (previous DD)                                                            $0.00
                  - Reserve Fund w/d (on previous DD)                                                                    -
                  + portion of Excess Interest to Transferor (previous DD)                                    35,332.63
                  - Incremental Subordination Amount (previous DD)                                          (169,956.99)
                  + Incremental Subordination Amount (current DD)                                             82,300.36
                  - Subord % of change in EFA (since previous DD)                                         (1,005,482.36)
                 Ending ASA:                                                                               3,074,629.35

(4) Reserve Fund Balance                                                                                     375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                               For Month of:
                                                                                                      October , 1996
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(1) Available Subordinated Amount (ASA)                                                                    3,074,629.35
                  Required Subordinated Amount (RSA)                                                       3,074,629.35
                  Test Event: ASA less than  RSA                                                                None

(2) Servicer Default                                                                                            None

(3) Principal not Repaid by Expected Final Pmt Date                                                             None
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SERIES 1995-1 MEGADEALERSHIPS                                                                          For Month of:
                                                                                                      October , 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                               $16,317,338.08
Test Value                                                                                                 9,902,908.97
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SERIES 1995-1 DISTRIBUTIONS                                                                                    As of
                                                                                                        November 25, 1996
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Excess Transferor's Percentage x Interest Collections                                                         40,472.98
Monthly Interest to Investors                                                                                263,715.28
Interest Shortfall                                                                                                       -
Monthly Servicing Fee (1%)                                                                                    24,464.31
Reserve Fund Deposit Amount                                                                                              -
Investor Default Amount                                                                                                  -
Carry-Over Amount                                                                                                        -
Amount Distributed                                                                                                       -
Unreimbursed  Charge-off Amounts                                                                                         -
Previously waived Servicing Fee                                                                                          -
Excess Interest Distributed to Transferor                                                                     83,703.74
                 Total Distributed                                                                           412,356.30

Total Distributed to WOFCO                                                                                   148,641.03

Charge-offs:
                 Defaulted Receivables                                                                                   -
                 Investor Default Amount                                                                                 -
                 Deficiency Amount                                                                                       -
                 Draw Amount                                                                                             -
                 Investor Charge-Offs                                                                                    -
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